UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2007

NANOGEN, INC.

(Exact name of registrant specified in its charter)

Delaware	000-23541	33-0489621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10398 Pacific Center Court, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (858) 410-4600

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 5, 2007, Nanogen, Inc. (the “Company”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Ascendiant Securities, LLC (the “Placement Agent”) relating to the offering (the “Offering”) of the Company’s equity securities pursuant to an effective registration statement on Form S-3 (File No. 333-125975) and a related registration statement on Form S-3 (File No. 333-133935) filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended. Under the Placement Agency Agreement, the Placement Agent agreed to act as the Company’s lead placement agent in connection with the issuance and sale of the Company’s common stock and warrants to purchase shares of common stock, on a best efforts basis. The Company agreed to pay a placement agent fee in an amount equal to 5% of the gross cash proceeds of the Offering. A copy of the Placement Agency Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On February 5, 2007, the Company entered into a securities purchase agreement (the “Securities Purchase Agreements”) with certain institutional investors (the “Investors”), pursuant to which the Investors purchased an aggregate of 4,916,667 shares of our common stock and warrants to purchase 983,333 shares of our common stock. The gross proceeds, excluding proceeds from the exercise of warrants issued in the Offering, from the Offering will be approximately $7,571,667.00 and the net proceeds from the Offering, after deducting the Placement Agent’s fees, before expenses and excluding proceeds from the exercise of warrants issued in the Offering, will be approximately $7,193,083.00. A copy of the Securities Purchase Agreement is attached hereto as Exhibit 1.2 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed on a Form 8-K filed on May 10, 2006, the Company entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Azimuth Opportunity Ltd. (“Azimuth”) in connection with an equity line of credit arrangement. The description of the Purchase Agreement set forth in Item 1.01 of the Form 8-K filed on May 10, 2006 is incorporated herein by reference. On February 1, 2007, pursuant to the terms of the Purchase Agreement, the Company and Azimuth mutually agreed to terminate the Purchase Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Placement Agency Agreement, dated February 5, 2007.

1.2	Securities Purchase Agreement, dated February 5, 2007.

4.1	Form of Warrant.

5.1	Opinion of Morgan, Lewis & Bockius LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOGEN, INC.

Date: February 5, 2007	By:	/s/ Robert W. Saltmarsh
	Name:	Robert W. Saltmarsh
	Title:	Chief Financial Officer